AMENDMENT NO. 2 TO
CREDIT AGREEMENT
AMENDMENT NO. 2, dated as of March 12, 2013 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of April 12, 2011 as amended by Amendment No. 1 dated December 14, 2011 (the “Credit Agreement”), by and among CNX Gas Corporation (the “Borrower”), the lenders and agents party thereto and PNC Bank, National Association, as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.
WITNESSETH
WHEREAS, the Borrower has requested the amendments to the Credit Agreement set forth herein.
NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:
1.Amendments.
(a)    The following defined term shall be added to Section 1.1 of the Credit Agreement:
“Greenshale Obligations” shall mean the obligations of Greenshale Energy, LLC (a Joint Venture) and its wholly-owned Subsidiaries, under, or in connection with, the acquisition or performance of any Joint Operating or Development Agreement, or the bidding for, or performance of, any, permit, license or similar authorization or petroleum agreement relating to the exploration, drilling, development or production of Hydrocarbon Interests.
(b)    Guaranties. Section 8.2.3 of the Agreement is hereby amended by adding the following before the period:
“ ; and
(g)    any Guaranty by any Loan Party in the form of a performance guaranty in respect of the Greenshale Obligations; provided that (i) the Guaranty shall be required in the ordinary course of business of Greenshale Energy, LLC and (ii) in no event shall any such Guaranty be secured by any Collateral”.
(c)    Loans and Investments. Clause (d) of Section 8.2.4 is hereby amended by replacing the “$25,000,000” in clause (ii) with “$100,000,000”.
(d)    Loans and Investments. Clause (i) of Section 8.2.4 is hereby amended and restated as follows:
“(i)    any Guaranty permitted by clause (a) or (g) of Section 8.2.3 [Guaranties];”.
2.    Condition Precedent. This Amendment shall be effective upon completion of each of the following conditions to the satisfaction of the Administrative Agent:
(a)    Execution and Delivery of Amendment. The Borrower shall have executed this Amendment, and the Administrative Agent shall have received consent from the Required Lenders to execute and shall have executed this Amendment.
(b)    Fees. The Borrower shall have paid all reasonable legal fees and expenses of counsel to the Administrative Agent for the preparation and execution of this Amendment.
(c)    Representations and Warranties. After giving effect to this Amendment, the representations and warranties in the Loan Documents are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).
(d)    No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
3.    Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect, including without limitation, all liens and security interests granted pursuant to the Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement on and after the effectiveness of this Amendment and all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
4.    Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.
5.    Severability. If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.
6.    Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendments to the Credit Agreement contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendments. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.
7.    Governing Law. This Agreement shall be deemed to be a contract under the Laws of the State of New York without regard to its conflict of laws principles.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

CNX GAS CORPORATION
By: /s/ John M. Reilly
Name:    John M. Reilly
Title:    Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Richard C. Munsick
Name:    Richard C. Munsick
Title:    Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam H. Fey Name: Adam H. Fey Title: Director

Bank of Montreal, Chicago Branch, as a Lender

By:	/s/ Yacouba Kane Name: Yacouba Kane Title: Vice President

For any institution requiring

a second signatory:	By: Name: Title:

The Bank of Nova Scotia, as a Lender

By:	/s/ Thane Rattew Name: Thane Rattew Title: Managing Director

For any institution requiring

a second signatory:	By: Name: Title:

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ Andrew Oram Name: Andrew Oram Title: Managing Director

BOKF NA, dba BANK OF OKLAHOMA, as a Lender

By:	/s/ Eric Griffin Name: Eric Griffin Title: Assistant Vice President

For any institution requiring

a second signatory:	By: Name: Title:

Branch Banking and Trust Company, as a Lender

By:	/s/ James Giordano Name: James Giordano Title: Vice President

CAPITAL ONE, N.A., as a Lender

By:	/s/ Nancy Mak Name: Nancy Mak Title: Senior Vice President

CIBC Inc., as a Lender

By:	/s/ Trudy Nelson Name: Trudy Nelson Title: Authorized Signatory

By:    /s/ Richard Antl
Name:    Richard Antl
Title:    Authorized Signatory

COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar Name: John S. Lesikar Title: Vice President

For any institution requiring

a second signatory:	By: Name: Title:

BBVA Compass (“Compass Bank”), as a Lender

By:	/s/ James Neblett Name: James Neblett Title: Vice President

COMMONWEALTH BANK OF AUSTRALIA,
as a Lender

By:	/s/ Ajay Lele Name: Ajay Lele Title: Associate Vice President,
Natural Resources, Americas

For any institution requiring

a second signatory:	By: Name: Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Blake Wright Name: Blake Wright Title: Managing Director

By:    /s/ Mike McIntyre
Name:    Mike McIntyre
Title:    Director

Fifth Third Bank, as a Lender

By:	/s/ Martin H. McGinty Name: Martin H. McGinty Title: Vice President

For any institution requiring

a second signatory:	By: Name: Title:

First National Bank of Pennsylvania, as a Lender

By:	/s/ Jonathan D. Kowalski Name: Jonathan D. Kowalski Title: Vice President

For any institution requiring

a second signatory:	By: Name: Title:

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni Name: Michelle Latzoni Title: Authorized Signatory

For any institution requiring

a second signatory:	By: Name: Title:

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Ryan Aman Name: Ryan Aman Title: Authorized Officer

Natixis, as a Lender

By:	/s/ Carlos Quinteros Name: Carlos Quinteros Title: Managing Director

By:    /s/ Timothy L. Polvado
Name:    Timothy L. Polvado
Title:    Managing Director

The Royal Bank of Scotland plc, as a Lender

By:	/s/ David Slye Name: David Slye Title: Authorised Signatory

TriState Capital Bank, as a Lender

By:	/s/ Paul J. Oris Name: Paul J. Oris Title: Senior Vice President

For any institution requiring

a second signatory:	By: Name: Title:

PNC Bank, N.A., as a Lender

By:	/s/ Patrick J. Kerr Name: Patrick J. Kerr Title: Senior Vice President

For any institution requiring

a second signatory:	By: Name: Title:

Sovereign Bank, N.A., as a Lender

By:	/s/ Robert D. Lanigan Name: Robert D. Lanigan Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Joshua D. Elsea Name: Joshua D. Elsea Title: Vice President, Commercial Banking

TD Bank, N.A., as a Lender

By:	/s/ Marla Willner Name: Marla Willner Title: Senior Vice President

For any institution requiring

a second signatory:	By: Name: Title:

UNION BANK, N.A., as a Lender

By:	/s/ Bradley Kraus Name: Bradley Kraus Title: IBO

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel K. Hansen Name: Daniel K. Hansen Title: Vice President

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Suzanne Ridenhour Name: Suzanne Ridenhour Title: Director

For any institution requiring

a second signatory:	By: Name: Title:

CG&R Draft        US_ACTIVE-112049718.1-JSLAWLOR 04/22/2013 3:21 PM